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                                                                 EXHIBIT 23.1


                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 19, 1997 included in Media Logic Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.

                                       /s/ Arthur Andersen LLP
                                       ------------------------
                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 27, 1998